EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Roderick Macutay, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge Amendment No. 2 to the Annual Report on Form 10-K/A of E-Dispatch Inc. for the fiscal year ended March 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in Amendment No. 2 to the Annual Report on Form 10-K/A fairly presents in all material respects the financial condition and results of operations of E-Dispatch Inc.


Date December 10, 2009           By: /s/ Roderick Macutay
                                     -------------------------------------------
                                     Roderick Macutay, President, Treasurer
                                     and Director
                                     Principal Executive and Principal Financial
                                     and Accounting Officer

This certification accompanies the Annual Report on Form 10-K pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that E-Dispatch Inc. specifically incorporates it by reference.